UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 6, 2018

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2018, Mac McConnell, Senior Vice President and Chief Accounting Officer, of DXP Enterprises, Inc. (the “Company”) notified the Company of his intention to retire from his role with the Company effective March 31, 2018. In connection with Mr. McConnell’s departure, he will receive $65,000 contingent upon completion of his responsibilities for the 2017 Form 10-K filing and financial audit.  The Company is in the process of conducting a search for a new chief accounting officer, and in the interim period following that effective date, the performance of the chief accounting officer functions will be temporarily managed by Kent Yee, the Company’s current Senior Vice President and Chief Financial Officer.

Effective on that same date, Wayne Crane, Senior Vice President of Information Technology left to pursue other opportunities. On March 6, 2018, Chris Gregory was formally appointed to the job of Senior Vice President and Chief Information Officer of the Company. Mr. Gregory has been with DXP Enterprises, Inc. since August 2006 in multiple roles at the Company and most recently as Vice President of IT Strategic Solutions.  Mr. Gregory brings excellent information technology skills and deep Company knowledge in his new role.  Mr. Gregory has a Bachelor’s of Business Administration and Management Information Systems from the University of Houston and in 2016 obtained a Master in Business Administration from the University of Texas McCombs Business School.

Kent Yee, age 43, has served as the Company’s Senior Vice President and Chief Financial Officer since June 2017, and prior to that served as the Company’s SVP Corporate Development since 2011, and leads the Company’s mergers and acquisitions, business integration and internal strategic project activities. During March 2011, Mr. Yee joined the Company from Stephens Inc.'s Industrial Distribution and Services team where he served in various positions and most recently as Vice President from August 2005 to February 2011. Prior to that time, Mr. Yee also held positions with The Home Depot and JPMorgan Chase.  He holds an MBA from Harvard University Graduate School of Business.

Item 7.01	Regulation FD Disclosure

On March 12, 2018, the Company announced that it will release its fourth quarter and fiscal year end December 31, 2017 financial results on Tuesday, March 20, 2018 after the market closes.  The Company will conduct an investor conference call at 10:00 a.m. Central Time on Wednesday, March 21, 2018 to discuss the results for the quarter and the year ended December 31, 2017. Instructions on how to participate in the conference call are contained in the press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits.

99.1      Press release dated March 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

March 9, 2018	By:	/s/ Kent Yee
Kent Yee
Senior Vice President/Chief Financial Officer